SEI INSTITUTIONAL INVESTMENTS TRUST

Long Duration Fund

Supplement Dated December 19, 2008
to the Class A Shares Prospectus Dated September 30, 2008

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change to Long Duration Fund's Investment Strategy

At a meeting held on December 17, 2008, the Board of Trustees of SEI Institutional Investments Trust approved a change to the investment strategy of the Long Duration Fund (the "Fund). This change will allow the Fund to achieve its duration target of twelve years using primarily long government, agency and corporate bonds. Accordingly, the text of the "Fund Summary" section for the Fund is hereby deleted and replaced with the following:

Investment Goal:	Return characteristics similar to those of high-quality corporate bonds, with a duration range of 10 - 13 years
Share Price Volatility:	Medium to high
Principal Investment Strategy:	Utilizing a sub-adviser that has fixed income expertise, the Fund invests in investment grade U.S. fixed income securities and derivative securities

In addition, the text of the "Investment Strategy" section for the Fund is hereby deleted and replaced with the following:

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of investment grade fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest primarily in long duration government and corporate fixed income securities, and use derivative instruments, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration and yield curve exposure of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency and may also invest to a lesser extent in fixed income securities rated in the fourth highest rating category by a major rating agency. The Fund may also invest in unrated fixed income securities that are determined by the Sub-Adviser to be of equivalent quality to those securities rated in one of the four highest rating categories. The Fund is expected to maintain an effective average duration between ten and thirteen years. The Fund's current effective average duration life is 11.86 years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-543 (12/08)

SEI INSTITUTIONAL INVESTMENTS TRUST

Long Duration Fund

Supplement Dated December 19, 2008
to the Statement of Additional Information ("SAI") Dated September 30, 2008

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change to Long Duration Fund's Investment Strategy

At a meeting held on December 17, 2008, the Board of Trustees of SEI Institutional Investments Trust approved a change to the investment strategy of the Long Duration Fund (the "Fund). This change will allow the Fund to achieve its duration target of twelve years using primarily long government, agency and corporate bonds. Accordingly, the "Long Duration Fund" sub-section on pages S-11 and S-12 of the section entitled "Investment Objectives and Policies" is hereby deleted and replaced with the following:

The Long Duration Fund seeks to provide investors with return characteristics similar to those of high-quality corporate bonds, with a duration range of 10-13 years.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of investment grade fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest primarily in long duration government and corporate fixed income securities, and use derivative instruments, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration and yield curve exposure of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency and may also invest to a lesser extent in fixed income securities rated in the fourth highest rating category by a major rating agency. The Fund may also invest in unrated fixed income securities that are determined by the Sub-Adviser to be of equivalent quality to those securities rated in one of the four highest rating categories. The Fund is expected to maintain an effective average duration between ten and thirteen years. The Fund's current effective average duration life is 11.86 years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-544 (12/08)